Exhibit 10.42

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATE TO CERTAIN OTHER INDEBTEDNESS OF MAKER AS PROVIDED IN THAT SUBORDINATION AGREEMENT DATED MAY 7, 1997, BY AND AMONG LASALLE BUSINESS CREDIT, INC., IMPERIAL BANK, THE CRUTTENDEN ROTH BRIDGE FUND, LLC, AND THOMAS E. DOOLEY, JR., AS AGENT.

                                                                 THREE YEAR NOTE

                                 PROMISSORY NOTE


$5,198,000.00                                                   Phoenix, Arizona

                                                                     May 7, 1997

     FOR VALUE RECEIVED, the undersigned SOUTHHAMPTON ENTERPRISES CORP., a British Columbia Corporation (hereinafter called "Maker"), promises to pay to the order of THOMAS E. DOOLEY, JR., as agent for the Sellers, defined below, at 12401 East Saddle Horn Drive, Scottsdale, Arizona 85259 (together with all subsequent holders of this Note, hereinafter called "Payee"), or at such other place as Payee may from time to time designate in writing, the principal sum of FIVE MILLION ONE HUNDRED NINETY-EIGHT THOUSAND AND NO/100ths DOLLARS ($5,198,000.00), plus interest calculated on a daily basis (based on a 360-day year) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, payable as follows:

     A. Interest shall accrue at the rate of Eight and One Quarter percent (8 1/4%) per annum.

     B. All accrued interest shall be due and payable quarterly on the first day of each August, November, February and May, commencing August 1997.

     C. In addition to accrued interest, a repayment of principal in the amount of $95,933.33 shall be due and payable quarterly on the first day of each August, November, February and May, commencing August 1997.

     D.   Upon  any  Securities  Offering  that  is not a  Qualified  Securities
          Offering, a repayment of principal in the amount of $1,299,500.00 shall be due and payable immediately upon demand by Payee.

     E.   Upon  any  Qualified  Securities  Offering,   the  entire  outstanding
          principal balance of this Note shall be due and payable immediately upon demand by Payee.

     F. Notwithstanding any other provision hereof, if not earlier due and payable, the entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable hereunder shall be due and payable in full on May 7, 2000.

     As used in this Note, "Securities Offering" means any registered equity securities offering in the United States of America of the common stock of Maker (other than on Form S-4, or securities issued pursuant to an employee benefit plan or in connection with a transaction subject to Rule 145 of the Securities Act of 1933); and "Qualified Securities Offering" means a Securities Offering in which the gross proceeds, together with the gross proceeds of all prior Securities Offerings, total at least $12,000,000,00.

     Upon a Securities Offering, or at any time and from time to time thereafter, at the election of Payee, all or any part of the outstanding principal amount of this Note may be converted into shares of Maker's common stock at the lesser of: (i) $7.50 per share, or (ii) the price of such common stock in the first Securities Offering, (hereinafter referred to as the "Conversion Price"). If the entire outstanding principal balance of this Note is not converted at the time of the Securities Offering, the Conversion Price shall be adjusted upon certain events affecting Maker's common stock, as provided in Exhibit "A" attached hereto. All shares of common stock of Maker obtained by Payee as a result of its exercise of the conversion rights in this Note shall be subject to the Registration Rights Agreement attached hereto as Exhibit "B".

     Maker  shall not have any right to prepay  this Note prior to a  Securities
                  ---
Offering. Thereafter Maker may prepay this Note in full but not in part, without penalty, upon not less than ten (10) business days prior written notice of the proposed prepayment; subject, however, to any exercise by Payee of its conversion rights under this Note at any time prior to receipt of the prepayment.

     Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Payee, in connection with this Note.

     Principal, interest and all other sums payable hereunder shall be paid in lawful money of the United States of America in immediately available funds.

     If any payment required under this Note is not paid when due, then Maker shall pay a "late charge" equal to three percent (3%) of the amount of that payment. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Payee.

     All payments on this Note shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

     This Note is executed pursuant to that Stock Purchase Agreement, dated April 21, 1997, among the parties identified on the attached Schedule 1 (the "Sellers), Maker, and Southhampton Enterprises, Inc., a Texas corporation ("SEI"), which provides for the purchase by SEI from the Sellers of all of the issued and outstanding capital stock of The Antigua Group, Inc., a Nevada corporation ("Antigua") upon the terms and conditions set forth therein (the "Stock Purchase Agreement"). This Note is secured by certain security agreements and pledge agreements, of even date herewith, executed by Maker, SEI, and Antigua. This Note and such security agreements and pledge agreements, together with all other documents or instruments evidencing, securing, or executed or delivered in connection with the indebtedness evidenced by this Note, and which specifically refer to this Note, are hereinafter called the "Transaction Documents."

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

          (1) the failure to pay any sum due and owing under this Note or under any of the other Transaction Documents and such failure continues for a period of ten days;

          (2) the failure to perform or observe the covenants, conditions, provisions or agreements of this Note or any of the other Transaction Documents (other than a failure described in one or more other subparagraphs of this provision) and such failure continues for a period of fifteen days after notice thereof to Maker;

          (3) any representation by Maker in the Transaction Documents shall prove to have been false in any material respect;

          (4) the filing by Maker or any endorser, guarantor or surety hereof (or against Maker or any endorser, guarantor or surety hereof to which Maker or such endorser, guarantor or surety acquiesces or which is not dismissed within 60 days after the filing thereof) of any proceeding under the federal bankruptcy laws of the United States of America, the Bankruptcy and Insolvency Act (Canada) or other similar laws now or hereafter in effect; or the entry of an order for relief under such laws with respect to Maker or any endorser, guarantor or surety hereof;

          (5) the appointment of a receiver, trustee, custodian or conservator of any assets of Maker or any endorser, guarantor or surety hereof;

          (6) the insolvency, assignment for the benefit of creditors, failure to pay its debts as they mature or admission in writing of its inability or failure to pay its debts as they mature, by Maker or any endorser, guarantor or surety hereof;

          (7) the liquidation, termination or dissolution of Maker or any endorser, guarantor or surety hereof, if other than a natural person;

          (8) any attachment, garnishment, levy or execution upon or judicial seizure of any assets of Maker or any endorser, guarantor or surety hereof in excess of $50,000.00 in the aggregate;

          (9) the existence or filing of any lien or encumbrance in excess of $50,000.00 in the aggregate, other than any lien or encumbrance permitted by the Transaction Documents, against any collateral or security for this Note;

          (10) the institution of any legal action or proceedings to enforce any lien or encumbrance in excess of $50,000.00 in the aggregate upon any collateral or security for this Note;

          (11) the occurrence of any default under any financing to Maker by Lasalle Business Credit, Inc., Imperial Bank, or The Cruttenden Roth Bridge Fund, LLC, or under any other financing to Maker in excess of $50,000.00 in the aggregate, which default remains uncured after any applicable notice and period for cure provided in connection therewith;

          (12) except as permitted in the Transaction Documents, any sale, transfer, assignment or other disposition by Maker of any of the outstanding capital stock of Southhampton Enterprises, Inc., a Texas corporation ("SEI"), or any sale, transfer, assignment or other disposition by SEI of any of the outstanding capital stock of the Antigua Group, Inc., a Nevada corporation;

          (13) the direct or indirect ownership by any single person or entity of more than fifty percent (50%) of the outstanding capital stock of Maker.

     Upon the occurrence of any Event of Default, at the option of Payee, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice.

     After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at Thirteen and One Quarter percent (13 1/4%) per annum. Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note. All such costs and expenses shall be secured by the Transaction
Documents. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Payee.

     Failure of Payee to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

     Maker, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, (c) consent that Payee may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person, and (d) agree that Payee may setoff at any time any sums or property owed to any of them by Payee.

     This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee and their successors and assigns.

     All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Stock Purchase Agreement for the giving of notices.

     This Note shall be governed by and construed according to the laws of the State of Arizona.

     All exhibits and schedules attached to this Note are incorporated herein by each reference thereto.

     Payee may bring any action or  proceeding to enforce or arising out of this
Note in any court of competent jurisdiction. Any action or proceeding brought by Maker arising out of this Note shall be brought solely in a court of competent jurisdiction located in the County of Maricopa, State of Arizona, or in the United States District Court for the District of Arizona. Maker waives any objection which it may now or hereafter have to venue of any such action or proceeding and waives any right to seek removal of any action or proceeding commenced in accordance herewith. If either party commences any action or proceeding arising out of this Note, in a court located in the County of Maricopa, State of Arizona, or the United States District Court for the District of Arizona, the other party hereby agrees that it will submit and does hereby irrevocably submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated, or transferred on the ground of forum non convenience or similar grounds; provided, however, that nothing
----------------------
contained herein shall prohibit any party from seeking, by appropriate motion, to remove any action brought in a Arizona state court to the United States District Court for the District of Arizona. If such action is so removed, however, neither party shall seek to transfer such action to any other district, nor shall either party seek to transfer to any other district any action which the other party originally commences in such federal court.

     Maker  agrees  that  a  summons  and  complaint  or  equivalent   documents
commencing an action or proceeding in any court shall be validly and properly served and shall confer personal jurisdiction over Maker if served upon Bonn, Luscher, Padden & Wilkins, 805 North Second Street, Phoenix, Arizona 85004,
Attention: John M. Welch, Esq., whom Maker hereby designates and appoints as Maker's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in such action or proceeding in any such court. Maker shall be sent, by certified mail to Maker's notice address as provided herein, a copy of such summons and complaint at the time of service upon such agent; provided, however, that any such copy shall be sent solely as a courtesy for Maker and its failure to receive such copy shall in no way affect the validity and propriety of the service made on Maker through such agent. Maker agrees that if it desires to make any change in its agent for service, such change shall be subject to Payee's written approval, which approval shall not be unreasonably withheld.

     MAKER AND PAYEE (BY ITS ACCEPTANCE OF THIS NOTE) HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS NOTE OR THE OTHER TRANSACTION DOCUMENTS, THE INDEBTEDNESS EVIDENCED BY THIS NOTE, ANY COLLATERAL OR SECURITY FOR THIS NOTE, OR ANY DEALINGS BETWEEN MAKER AND PAYEE IN CONNECTION WITH THE TRANSACTIONS THAT ARE THE SUBJECT OF THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION SHALL APPLY TO ANY SUCH ACTION OR PROCEEDING, WHETHER INVOLVING A CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED IN CONTRACT, TORT OR OTHERWISE. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

     IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                               SOUTHHAMPTON ENTERPRISES CORP., a
                                               British Columbia Corporation


                                               By /s/ L. Steven Haynes
                                               Its President

                                                                           MAKER

                                   SCHEDULE 1

Sellers
-------

     Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

     Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim L. Dooley

     Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley

     E. Louis Werner, Jr. Trustee, E. Louis Werner, Jr. Revocable Intervivos Trust dated December 31, 1982

     Peter  J.  Dooley,  Trustee  under   the  1989  Trust   Agreement
     established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989

                                    Exhibit A

                         ADJUSTMENT OF CONVERSION PRICE


         A. Scheduled Adjustments in Conversion Price. The Conversion Price (subject to further adjustment as set forth in Sections B, C and D hereof) for each share of Maker's common stock ("Common Stock") into which the Note is convertible shall be the lesser of (i) $7.50 per share, or (ii) the price of such Common Stock in the first Securities Offering.

         B. Adjustment for Dividends in Other Stock, Property; Reclassifications. In case at any time or from time to time after the date of the Securities Offering, the holders of the Common Stock of Maker (or any shares of stock or other securities at the time receivable upon the conversion of this
Note) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor,

                  (1) Common Stock or other or additional stock or other securities or property (other than cash) by way of dividend,

                  (2) any cash paid or payable out of any source other than retained earnings (determined in accordance with generally accepted accounting principles), or

                  (3) Common Stock or other or additional stock or other securities or property (including cash) by way of stock-split, spin-off, reclassification, combination or shares or similar corporate arrangement, then and in each such case Payee, upon the conversion of this Note, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses [2] and [3] above) which such Payee would hold on the date of such exercise if on the date of the Securities Offering he had been the holder of record of the number of shares of Common Stock of Maker into which this Note was then convertible and had thereafter, during the period from the date of the Securities Offering through the date of such exercise, retained such shares and/or all Common Stock or other or additional stock and other securities and property (including cash in the cases referred to in clauses [2] and [3] above) receivable by Payee as aforesaid during such period, giving effect to all adjustments called for during such period by Sections B, C and D.

         C. Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of Maker (or any other corporation the stock or other securities of which are at the time receivable upon the conversion of this Note) after the date of the Securities Offering, or in case, after the date of the Securities Offering, Maker (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, in each such case Payee, upon the conversion hereof as provided herein at any time after the consummation of such reorganization, consolidation, merger or conveyance,
                                    Exhibit A
shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which such Payee would have been entitled upon such consummation if such Payee had converted this Note immediately prior thereto, all subject to further adjustment as provided in Sections B and D; in each such case, the terms of this Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after such consummation.

         D. Stock Split and Reverse Stock Split. if Maker at any time or from time to time after the date of the Securities Offering effects a subdivision of the outstanding Common Stock, the Conversion Price (or Adjusted Conversion Price) then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the conversion of this Note shall be proportionately increased. If Maker at any time or from time to time after the date of the Securities Offering combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price (or Adjusted Conversion Price) then in effect immediately before that combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the conversion of this Note shall be proportionately decreased. Each adjustment under this Section D shall become effective at the close of business on the date the subdivision or combination becomes effective.

         E. No Dilution or Impairment. Maker will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Payee against dilution or other impairment. Without limiting the generality of the foregoing, Maker (a) will not increase the par value of any share of stock receivable upon the conversion of the Note above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that Maker may validly and legally issue fully paid and nonassessable shares upon the conversion of the Note at the time outstanding.

         F. Other Action Affecting Common Stock. In case after the date hereof Maker shall take any action affecting the Common Stock other than an action described in any of the foregoing Sections A through D hereof, inclusive, which in the opinion of Maker's Board of Directors would have a materially adverse effect upon the rights of the Payee, the Conversion Price then in effect and the securities issuable upon conversion of this Note shall be adjusted in such manner and at such time as the Board of Directors may in good faith determine to be equitable in the circumstances.

         G. Accountant Certificate as to Adjustment. In each case of an adjustment in the Conversion Price or in shares of Common Stock or other stock, securities or property receivable on the conversion of the Note, Maker at its expense shall cause independent public accountants of recognized standing selected by Maker (who may be the independent public accountants then
                                    Exhibit A
auditing the books of Maker) to compute such adjustment in accordance with the terms of the Note and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by Maker for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Conversion Price in effect following such adjustment. Maker will forthwith mail a copy of each such certificate to Payee.

         H. Adjustment of Other Securities. If at any time, as a result of any adjustment made pursuant to this Exhibit A, the Payee thereafter shall become entitled to receive, upon conversion of this Note, any securities other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise hereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained above in this Exhibit A and the provisions of this Exhibit A with respect to the Common Stock shall apply on like terms to any such other securities.

         I. Notices of Record Date. In case after the date of the Securities Offering,

                  (1) Maker shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the conversion of the Note) or Preferred Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (2) of any capital reorganization of Maker, any reclassification of the capital stock of Maker, any consolidation or merger of Maker with or into another corporation, or any conveyance of all or substantially all of the assets of Maker to another corporation, or

                  (3) of any voluntary dissolution, liquidation or winding-up of Maker,

then, and in each such case, Maker will mail or cause to be mailed to Payee a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the conversion of the Note) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up such notice shall be mailed at least 30 days prior to the date therein specified.
                                    Exhibit A

                                    Exhibit B


         This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), which shall be effective as of May 7, 1997, is by and between Southhampton Enterprises Corp., a British Columbia corporation (the "Company"), and Thomas E. Dooley, Jr., as agent (the "Shareholder");

RECITALS:

         A. The Company and the Shareholder are parties to a Stock Purchase Agreement, dated April 21, 1997, (the "Stock Purchase Agreement").

         B. Pursuant to the Stock Purchase Agreement, the Shareholder is acquiring shares of the Company's common stock, no par value.

         C. Pursuant to the Stock Purchase Agreement, the Shareholder is also acquiring warrants to purchase shares of the Company's common stock, and promissory notes which may be converted into the Company's common stock.

         D. The shares of the Company's common stock which will or may be issued pursuant to the Stock Purchase Agreement, as described in Recital Sections B and C, are referred to in this Agreement as the "Common Stock."

         E. The Common Stock will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state, in reliance upon exemptions from registration thereunder.

         In consideration of the mutual covenants and obligations hereinafter set forth, the Company and the Shareholder, hereby agree as follows:

         SECTION 1. Definitions. As used in this Agreement, the terms listed in this Section shall have the meanings set forth below:

                  (a) "Affiliate" of any Person means any other Person who either directly or indirectly is in control of, is controlled by or is under common control with such Person; provided that for purposes of this definition an investment entity shall be deemed to be controlled by its investment manager, investment advisor or general partner.

                  (b) "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of Phoenix are authorized by law, regulation or executive order to close.
                                    Exhibit B

                  (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are effect from time to time.

                  (d) "Holder" shall mean the Shareholder and his successors, assigns and transferees (subject to Section 10 hereof). For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof (subject to Section 10 hereof).

                  (e) "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

                  (f) "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

                  (g) "Registrable Securities" shall mean (i) all shares of Common Stock issued or issuable to the Shareholder pursuant to the Stock Purchase Agreement as further described in Recital Sections B and C; and (ii) any other securities issued as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the shares of Common Stock referred in to (i) above.

                  (h) "Registration Expenses" shall have the meaning set forth in Section 6 hereof.

                  (i) "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement including post effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  (j) "Registration Termination Date" shall mean the earlier to occur of (i) the date that is five years following the date hereof or (ii) the first date upon which the Registrable Securities may be sold without limitation under Rule 144 under the Securities Act (as such Rule may be amended from time to time), other than the limitations set forth in paragraphs (c), (f) and (h) of such Rule, as determined by the opinion of counsel to the Company (which shall be reasonably satisfactory to counsel to the Holders).

                  (k)  "SEC"  shall  mean  the  U.S.   Securities  and  Exchange
Commission, or any other U.S. federal agency at the time administering the Securities Act.
                                    Exhibit B

                  (l) "Securities Act" shall mean the Securities Act of 1933, as
amended  (or  any  similar  successor  federal  statute),   and  the  rules  and
regulations thereunder, as the same are in effect from time to time.

                  (m) "Underwritten Offering" shall mean an offering that is registered under the Securities Act in which securities of the Company are sold pursuant to a firm commitment underwriting, to an underwriter at a fixed price for reoffering to the public or pursuant to agency or best efforts arrangements with an underwriter.

         SECTION 2. Securities Subject to this Agreement. The Registrable Securities are entitled to the benefits of this Agreement.

         SECTION 3. Demand Registration.

                  (a) Demand Registration (i) Upon the written request of Holders owning not less than 50% of the Registrable Securities (excluding any Registrable Securities that have previously been sold pursuant to a Registration Statement hereunder or Rule 144 under the Securities Act), and provided that there is then no effective Registration Statement in effect with respect to such Registrable Securities, the Company will effect, in accordance with the terms of this Agreement, the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Holders, subject to Section 3(c) hereof; provided that the number of securities requested to be so registered shall be not less than 50% of the Registrable Securities held by such requesting Holders. No such request may be made earlier than the date on which the Company has published financial results covering at least 30 days of "post-merger" combined results of operations (with respect to the transaction contemplated by the Stock Purchase Agreement (the "Demand Commencement Date"), in accordance with the SEC interpretations of APB Opinion No. 16, as determined by the Company. The Company shall promptly notify the Holders of the Demand Commencement Date. In addition, no such request shall be made during the 90-day period following the completion of any Underwritten Offering of the Company's shares of Common Stock and no such request shall be made to include any Registrable Securities in the initial public offering of securities of the Company. The Company shall not be obligated to effect more than two demand registrations pursuant to this Section 3, provided that the Company shall not be required to effect more than one registration on a form other than S-3 (or any successor to such form).

                           (ii) Expenses. The Company shall pay all Registration
Expenses with respect to any demand registration pursuant to this Section 3.

                  (b) Effectiveness of Registration Statement. The Company agrees to use its best efforts to (i) cause the Registration Statement relating to any demand registration pursuant to this Section 3 to become effective under the Securities Act as promptly as practicable (ii) thereafter keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph; and (iii) prevent the happening of any event of the kinds described in clauses (4) or (5) of Section 5(a)(ii) hereof.
                                    Exhibit B

                  A demand registration requested pursuant to this Section 3 will not be deemed to have been effected unless the Registration Statement relating thereto has become effective under the Securities Act and remain continuously effective (except as otherwise permitted under this Agreement) for a period ending on the earlier of:

                  (A) in the case of a Registration Statement on Form S-3 (subject to Section 5(c) below), the Registration Termination Date; or

                  (B) in the case of a Registration Statement on a Form other than Form S-3, the date which is 90 days after the effective date of such Registration Statement; or

                  (C) the date on which all  Registrable  Securities  covered by
                  such   Registration   Statement   have   been   sold  and  the
                  distribution contemplated thereby has been completed.

                  (c) Inclusion of Other Securities. The Company, and any other holder of the Company's securities that has registration rights, may include its securities in any demand registration effected pursuant to this Section 3; provided, however, that if the managing underwriter or underwriters of any Underwritten Offering contemplated thereby advise the Holders in writing that the total amount or kind of securities which such Holder, the Company or any such other holder intends to include in such proposed public offering is sufficiently large to affect the success of the proposed public offering requested by the Holder or Holders materially and adversely, then the amount or kind of securities to be offered for the account of the Company or any such other holder shall be reduced to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters.

                  (d) Form. Registrations under this Section 3 will be on a form permitted by the rules and regulations of the SEC selected by the Company; provided, however, the Company may use Form S-3 if at the time of filing such Registration Statement the Company is eligible to use such Form.

                  (e) Manner of Sale. The Company may (but shall have no obligation to) cause any Registrable Securities that are the subject of a demand registration pursuant to this Section 3 to be sold in an Underwritten Offering in which event the Company shall have the right to designate the managing underwriter or underwriters thereof (which shall be reasonably satisfactory to the Holders whose Registrable Securities are the subject of such demand registration).

         SECTION 4. Piggyback Registration.

                  (a) Piggyback Registration. If the Company at any time proposes to file a registration statement with respect to any class of equity securities, whether for its own account (other than a registration statement on Form S-4 or S-8, or any successor or substantially similar
                                    Exhibit B
form or a registration statement covering (i) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan) or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company (a "Requesting Securityholder"), then the Company shall in each case give written notice of such proposed filing to all Holders of Registrable Securities at least 20 Business Days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement. Each Holder of Registrable Securities desiring to have his Registrable Securities registered under this
Section 4 shall so advise the Company in writing within 10 Business Days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein; provided, however, that if such Registration Statement is for an Underwritten Offering, the Holders of Registrable Securities included therein shall join in the underwriting on the same terms and conditions as the Company or the Requesting Securityholders except that the Holders of Registrable Securities shall not be required to give any representations and warranties relating to the Company, and shall execute any underwriting agreement, "lock-up" letters or other customary agreements or documents executed by the Company or the Requesting Securityholders in connection therewith. Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advise the Holders in writing that the total amount or kind of securities which the Holders of Registrable Securities, the Company, the Requesting Securityholders and any other Persons intended to be included in such proposed public offering is sufficiently large to affect the success of such proposed public offering materially and adversely, then the amount or kind of securities to be offered for the accounts of the Holders of Registrable Securities shall be reduced pro rata, together with the amount or kind of securities to be offered for the accounts of any other Persons requesting registration of securities pursuant to rights similar to the rights of the Holders under this Section 4, to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Company or any Requesting Securityholder are so reduced. Notwithstanding the foregoing, however, the Holders shall have no right to include any Registrable Securities in the Company's initial public offering of securities.

                  (b) No Obligation. Neither the giving of notice by the Company nor any request by the Holders to register Registrable Securities pursuant to
Section 4(a) shall in any way obligate the Company to file any such Registration Statement. The Company may, at any time prior to the effective date thereof, determine not to offer the securities to which Registration Statement relates and/or withdraw the Registration Statement from the SEC, without liability of the Company to the Holders.

         SECTION 5. Registration Procedures and Other Agreements.

                  (a) General. In connection with the Company's registration obligations pursuant to Section 3 and, to the extent applicable thereto, Section 4 hereof, the Company will:
                                    Exhibit B

                        (i) prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Offering Registration Statement as may be necessary to keep such Registration Statement effective as set forth in Section 3(b); provided, however, that no Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement;

                        (ii) notify each selling Holder promptly (1) when a new Registration Statement, amendment thereto, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or posteffective amendment, when it has become effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for such purpose, (5) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading; and make every reasonable effort to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

                        (iii) furnish to each selling Holder, without charge, at least one manually signed or "edgarized" copy and as many conformed copies as may reasonable be requested, of the then effective Registration Statement and any post-effective amendment thereto, and one copy of all financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

                        (iv) deliver to each selling Holder, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Holder may reasonably request;

                        (v) use its best efforts to register or qualify under the securities or blue sky laws of such jurisdictions as the selling Holders reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the then effective Registration Statement; provided, however, that the Company will not be required to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, or (y) subject itself to general taxation in any such jurisdiction, or
(z) register or qualify such Registrable Securities under the securities or blue sky laws of any jurisdiction in which the Company does not then maintain a currently effective registration or qualification of any of its securities;
                                   Exhibit B

                        (vi) upon the occurrence of any event contemplated by clause (6) of Section 5(a)(ii) hereof, as promptly as practicable (in light of the circumstances causing the occurrence of such event) prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading;

                        (vii) use reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form;

                        (viii) if the registration is in connection with an Underwritten Offering, enter into an underwriting agreement with respect to the Registrable Securities, which agreement shall contain provisions that are customary in connection with underwritten secondary offerings, including representations and warranties, opinions of counsel, letters of accountants and indemnification provisions with underwriters that acquire Registrable Securities;

                        (ix) otherwise use its best efforts to comply in all material respects with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 11 (a) of the Securities Act and complying with Rule 158 of the SEC thereunder;

                        (x) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.; and

                        (xi) make available for  inspection by a  representative
of selling Holders and any attorney or accountant retained by such selling Holders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by, and to cooperate fully with, any such representative, underwriter, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any due diligence investigation; provided that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company, prior to the release or disclosure to them of any such information, records or documents.

                  (b) Each selling Holder shall furnish to the Company, upon request, in writing such information and documents as, in the opinion of counsel to the Company may be reasonably required to prepare properly and file such Registration Statement in accordance with the applicable provisions of the Securities Act.
                                    Exhibit B

         SECTION 6. Registration Expenses. All expenses incident to the Company performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), the reasonable fees and disbursements of counsel retained by the Holders (which counsel shall be reasonably satisfactory to the Company), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder and the fees and expenses of any other Person retained by the Company (all such fees and expenses being referred to as "Registration Expenses"), shall be borne by the Company, whether or not any Registration Statement becomes effective.

         SECTION 7. Suspension of Sales under Certain Circumstances.

                  (a) Upon receipt of any notice from the Company that dispositions under the then current Prospectus must be discontinued and suspended, whether as a result of an event described in Section 5(a)(ii)(4),(5) or (6) hereof or otherwise, each Holder will forthwith discontinue and suspend disposition of Registrable Securities pursuant to such Prospectus until (i) the Holders are advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act, or (ii) the Holders receive copies of a supplemented or amended Prospectus contemplated by Section 5(a) hereof, or (iii) the Holders are advised in writing by the Company that the use of the Prospectus may be resumed.

                  (b) If at any time following the date hereof any of the Company's shares of Common Stock are to be sold pursuant to an Underwritten Offering, then for the period commencing 45 days prior to, and expiring 180 days after, the effective date of such Underwritten Offering, none of the Holders will effect any public sale or distribution of any Registrable Securities or any other shares of Common Stock of the Company then owned by such Holders, other than pursuant to such Underwritten Offering (if any Registrable Securities are included in such Underwritten Offering).

         SECTION 8. Indemnification.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities, any their respective officers and directors, if any, and each Person who controls such Holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement of a material fact in, or any omission of
                                    Exhibit B
a material fact required to be stated in, any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any Holder or any underwriter expressly for use therein; provided that the Company will not be liable pursuant to this Section 8(a) if such losses, claims, damages, liabilities or expenses have been caused by the failure of any selling Holder to deliver a copy of the Registration Statement or Prospectus, or any amendments or supplements thereto, after the Company has furnished such copies to such Holder.

                  (b) Indemnification by the Holders of Registrable  Securities.
In connection with any Registration Statement covering Registrable Securities of any Holder, such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, the Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion therein. If the offering to which the Registration Statement relates is an Underwritten Offering, each Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such Holder of the Company.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in, but not control, the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person, unless (A) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably, satisfactory to the indemnified party in a timely manner, or (B) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing, that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of any such claim as to which such conflict of interest may exist). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to the entry of any
                                    Exhibit B
judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

                  (d) Contribution. If for any reason the indemnification provided for in Section 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 8(a) and 8(b) hereof, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

         SECTION 9. Current Public Information. The Company agrees that it will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it ceases to be required to file such reports, it will, upon the request of Holders owning not less than 51% of the Registrable Securities [excluding any Registrable Securities that have previously been sold pursuant to a Registration Statement hereunder or Rule 144 under the Securities Act], make publicly available other information), and it will take such further action as may reasonably be required, in each case to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the applicable exemptions provided by
(x) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (y) any similar regulation hereinafter adopted by the SEC.

         SECTION 10. No Inconsistent Agreements. The Company has not previously entered into and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

         SECTION 11. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of (a) the Company and (b) the Holders owning not less than 51% of the Registrable Securities (excluding any Registrable Securities that have previously been sold pursuant to a Registration Statement hereunder or Rule 144 under the Securities Act).

         SECTION 12. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or air-courier guaranteeing overnight delivery:
                                    Exhibit B

                  (a) If to a Holder of Registrable Securities, at the most current address for such Holder, as it appears on the books of the Company; and

                  (b) If to the Company: The Antigua Group, Inc., 9319 North 94th Way, Scottsdale, AZ 85258, Attention: Chief Executive Officer; facsimile no. 860-9609, or at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 11.

                  All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or facsimile, on the date of such delivery, (ii) in the case of air courier, on the Business Day after the date when sent, and (iii) in the case of mailing, on the fifth Business Day following such mailing.

         SECTION 13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, transferees and assigns of the parties hereto; provided, however, that (a) no transferee in any transfer made in reliance on Rule 144 under the Securities Act shall have any rights as a Holder under this Agreement; and (b) no Person to whom the Registrable Securities are transferred shall have any rights under this Agreement as a Holder unless such Person agrees to be bound by the terms and conditions of this Agreement.

         SECTION 14. Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

         SECTION 15. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona without reference to principles of conflict of laws. The parties to this Agreement hereby consent to the jurisdiction in personam of the Superior Court of the State of Arizona, in and for the County of Maricopa or of the United States District Court for the District of Arizona, in any legal proceeding to enforce any obligations under this Agreement, and agree that venue in Maricopa County is not inconvenient.

         SECTION 16. Construction. The Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. All terms used in one number or gender shall be construed to include any other number or gender as the context may require. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         SECTION 17. Entire Agreement. This Agreement, together with any other documents and certificates delivered hereunder and the Stock Purchase Agreement, state the entire agreement of the Company and the Shareholder with respect to the subject matter hereof, merge all prior negotiations, agreements and understandings, if any, and state in full all representations, warranties and agreements which have induced this Agreement.
                                    Exhibit B

         IN WITNESS WHEREOF, the Company and the Shareholder have duly executed and delivered this agreement as of the date written above.

                                            ____________________________________

                                            By:_________________________________


         IN WITNESS WHEREOF, the Company and the Shareholder have duly executed and delivered this Agreement as of the date first written above.

                                            ____________________________________

                                            By:_________________________________
                                    Exhibit B
                                  Page 12 of 12